UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – November 14, 2011 (November 8, 2011)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 8, 2011, Cynthia A. Dotzel, CPA was appointed as a Class B Director to the Boards of Directors of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company (collectively referred to as “the Corporation”). Ms. Dotzel is currently a Principal/Practicing CPA with SF & Company, CPAs and Business Advisors. She is Director and Chairperson of the YMCA of York, a Director of the York County Heritage Trust, and a Director of The York Water Company (NASDAQ: YORW), and is also actively involved in leadership roles with many civic and charitable organizations.

On this same date, Ms. Dotzel was appointed a member of the Compensation and Corporate Governance and Nominating Committees of the Corporation.

On November 8, 2011, Jeffrey R. Hines, P.E. was appointed as a Class A Director to the Boards of Directors of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company (collectively referred to as “the Corporation”). Mr. Hines is currently President/Chief Executive Officer of The York Water Company (NASDAQ: YORW). He is a Director of the Martin Memorial Library, a Director of the Junior Achievement of South-Central Pennsylvania, a Director of the National Association of Water Companies, and a Trustee of the York College of Pennsylvania, and is also actively involved in leadership roles with many civic and charitable organizations.

On this same date, Mr. Hines was appointed a member of the Compensation and Corporate Governance and Nominating Committees of the Corporation.

There are no arrangements or understandings between Ms. Dotzel and/or Mr. Hines and any other persons or entities pursuant to which Ms. Dotzel and/or Mr. Hines were selected as Director(s). In connection with their appointment, Ms. Dotzel and Mr. Hines will receive the Corporation’s standard non-employee Director compensation as paid to other Corporation Directors, respectively.

A copy of Codorus Valley Bancorp Inc.’s press release announcing Ms. Dotzel and Mr. Hines appointments as a director of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	No.	Description
	99.1	Press release of Codorus Valley Bancorp, Inc., dated November 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: November 14, 2011	/s/ Larry J. Miller
Larry J. Miller
President and Chief
Executive Officer
(Principal Executive Officer)